UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Terry Gallagher

Unified Fund Services, Inc.

431 N. Pennsylvania St.

Indianapolis, IN 46204

(Name and address of agent for service)

Registrant's telephone number, including area code: 913-661-2900

Date of fiscal year end:  09/30

Date of reporting period:  09/30/2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

TrendStar Funds

Annual Report

September 30, 2006

Fund Advisor:

TrendStar Advisors, LLC

7300 College Blvd., Suite 308

Overland Park, KS 66210

Toll Free 1-888-747-4872

Dear Fellow Shareholders

On October 3, 2006, the Dow Jones Industrial Average closed at 11,727. The most famous of all stock indices had finally made a round trip, returning to its prior high finish of 11,723 set on January 14, 2000.

After six and one-half years the Dow Index is one of few economic measures that remain at the same level, while the investment environment has changed dramatically. In assessing where we go from here, we thought it would be worthwhile to take an objective look at how the investing environment of today differs from that present in January 2000.

In the accompanying table we identify representative measures of the economic landscape which include statistics that typically have an important impact on stock valuations and investor psychology. The columns labeled “Then” and “Now” contain the value of these measures as they were on (or near) the dates of the Dow’s first peak (January 14, 2000) and its recent return to that level (October 3, 2006). The list is by no means exhaustive, and some items will have more importance than others, but hopefully they will shed some light on how we made the round-trip from 11,723 on the Dow in 2000, to the market bottom in October 2002, and back to the old record high in October 2006.

Dow Jones Industrial Average		Then 11,723 January 14, 2000	Now 11,727 October 3, 2006
1	Yield on 10-yr government bonds[i]	6.68%	4.62%
2	Federal Funds Target Rateii	5.50%	5.25%
3	S&P 500 Indexiii	1,465	1,334
4	Nominal U.S. GDP (trillions of dollars)iv	$9.268	$13.20
5	Per Capita U.S. GDP[v] Nominal (current dollars) Real (year 2000 dollars)	$33,215 $33,939	$41,974 $37,232
6	Trailing 12 month S&P 500 operating earningsvi	$51.68	$85.04
7	Inflation rate (trailing 12 months)vii All items All items less food & energy	2.7% 1.9%	2.1% 2.9%
8	Unemployment Rateviii	4.0%	4.4%
9	Annual Federal Budget Deficit (bil)ix	$236 surplus	$248 deficit
10	Oil (price per barrel)[x]	$28.02	$58.68
11	Gasoline (price per gallon)xi	$1.27	$2.26
12	Gold (price per ounce)xii	$284.2	$574.5
13	Natural Gas (price per million BTU)xiii	$2.32	$5.76
14	Proven Oil Reserves (thousand million barrels)xiv	1,017	1,293
15	World Petroleum Demand (million barrels per day)xv	75.1	83.2
16	Fair value of S&P 500 Index using the Fed Modelxvi	774	1,841
The Dow Jones Industrial Average reached a peak of 11,723 on January 14, 2000 and finally surpassed that level on October 3, 2006. This table compares the investing environment at both dates.

Items 1-2

The Federal Reserve Board raised the Fed Funds Target Rate six times between June 1999 and May of 2000 from 4.75 to 6.5 percent—including three times after the Dow had peaked. With the Fed Funds rate bottoming at one percent in late 2003, today’s Fed has had to spend much more energy and time raising short-term rates to reach today’s level. Short-term interest rates now are comparable to the levels reached at the last Dow peak. Long rates are much lower today resulting in an inverted yield curve.

Item 3

Unlike the Dow Index, the S&P 500 Index is still below its old high. The S&P 500 is a market capitalization weighted index of 500 stocks and was top-heavy with technology stocks in January of 2000. At the prior peak, the top five tech stocks made up 13.5 percent of the S&P 500. Today the top five tech stocks make up 6.1 percent of the index. Of the top five tech stocks within the S&P 500 at the prior peak, IBM is the closest to its old high, yet it is still 30 percent below its price on January 14, 2000.

Items 4-5

Nominal (today’s dollars) GDP has expanded by 42.4 percent from the prior Dow peak. In absolute terms, this represents an increase in the value of the annual goods and services produced within the United States’ borders of $3.93 trillion. It is worth noting that at today’s exchange rates, China’s 2005 GDP was approximately $2.2 trillion. So, as big as China is, and as fast as it is growing, the United States has grown by the equivalent of two China’s over the past 6.5 years.

Per capita wealth in the U.S. has increased as well. Nominal GDP per person has increased 26 percent since January 2000. Adjusted for inflation, real wealth has increased by 10 percent during the same period.

Item 6

Strong corporate profit growth has been coincident with the aforementioned strong economic growth. S&P 500 operating earnings are 64.6 percent higher today than they were at the prior market peak.

Items 7-9

Because of the recent drop in energy prices, the Consumer Price Index (CPI) for September 2006 was only 2.1 percent higher than the year earlier level, making the rate of inflation lower today than it was at the last Dow peak. For all the current hand-wringing regarding inflation, it is little changed over the past 6.5 years. But, it has been a roller coaster ride. The first half of 2002 saw the CPI fall close to a one percent annual rate, raising fears of a Japanese style deflation and a stagnant stock market for years to come. But, driven by rising commodity prices, the inflation rate would surge, putting the Fed in a tightening mode and quickly ending all talk of deflation. Nonetheless, it remains that today’s rate of inflation is comparable to the level when the Dow last peaked.

The unemployment rate is up modestly from the January 2000 level. Except for the three year period of 1998-2000, one has to return to the 1960s to find a rate of unemployment below that of today. There is one big difference from today versus the last Dow peak. Not many people have the opportunity to work for the vast number of hopelessly profitless and doomed-to-fail dot-com companies (remember companies such as eToys and theglobe.com) as they did in 2000. When hiring is not tied to profitability, unemployment is bound to be lower.

On the disappointing side, the U.S. federal budget has gone from a $236 billion surplus in 2000 to a $248 billion deficit today.

Items 10-15

With each providing its own economic headwind, oil, gasoline, gold and natural gas prices have each nearly doubled since the last Dow peak.

Contrary to what many think is a basic fact (that we are running out of oil), the world found more oil during the past 6 years than it used. Worldwide proven reserves of oil grew by 276 billion barrels. During this same time daily rate of worldwide consumption of oil increased by about 8 million per barrels day.

Item 16

This valuation model compares the yield of 10-year Treasury bonds with the earnings yield (inverse of the P/E ratio) of the S&P 500 Index. In a 1997 report to Congress, the Federal Reserve Board suggested that it was paying close attention to this relationship. Such analysis may well have played an important role in Alan Greenspan’s “irrational exuberance” speech of 1996, and this valuation approach was subsequently dubbed the “Fed Model.”

In the table we used trailing 12 month S&P 500 operating earnings for the fair market value calculation. Forward 12 month operating earnings are often used, but already reported trailing earnings, rather than forecasted earnings, make for a more objective comparison of the relative valuation of the market in 2000 with that of today.

The fair values shown in row 16 of the table, when compared to the actual values shown in row 3, indicate the extreme market valuation at the peak in 2000, versus the much improved situation that exists today. The S&P 500 index is nine percent lower today than at the last peak of the Dow Index. At the same time, operating earnings have risen by 65 percent and interest rates are lower. All of this implies that the broader market (measured by the S&P 500) would have to rise 38 percent to reach the Fed Model fair value estimate. The same valuation model that suggested the market was extremely overpriced in 2000 suggests it is well undervalued today.

Summary

Assuming the stock market is near fair value today, it took exactly 2,454 days for the fundamentals of the market to grow into the valuation established for the Index on January 14, 2000. As we have seen, a lot had to happen to make the return trip to 11,723 on the Dow possible. Our economy had to grow by the equivalent of two new economies each the size of China and corporate earnings had to rise by over 60 percent. And, this had to occur in the face of: 9-11, rising commodity prices, 17 rate increases by the Fed, and a Middle East war.

There is a precedent for recovering from a bubble peak, although it may be an extreme example. The Dow peaked on September 3, 1929 at 381.17. It took until November 23, 1954 to return to the 1929 high—over 25 years to get that déjà vu feeling.

The stock market peak of 1929 was accompanied by an economic collapse of colossal proportion. Real GDP would take until 1936 to recover to the 1929 level. Nominal GDP (because of deflation) wouldn’t fully recover until 1941. By comparison, the market peak in 2000 was followed by a very mild recession (real GDP recovered in two quarters and nominal GDP never fell).

As rows 3 and 16 from the table show, the market appears undervalued when comparing the yield on government bonds versus the earnings yield for stocks. But, most moves in the market require a catalyst, and therein lies the opportunity. Oil prices and deficits appear to be moving in the right direction and the Fed may have finally shifted to a neutral stance on interest rates. Commodity prices and interest rates have provided two of the strongest headwinds for the market. If these factors begin working in favor of stocks, rather than against them, the market may receive just the catalyst needed to ignite a move well beyond record levels. We feel that the funds are well positioned for such an environment.

Our stock selection methodology is comprised of two components. A long-term strategic component that focuses our efforts on identifying sectors that we believe will do well over an extended period of time (many years) with a shorter-term tactical component that focuses on valuation. Consequently, we look for companies that we believe have long-term secular winds at their backs and attractive prices. Over the past year, this long-term strategic focus has continued to point us toward sectors with strong growth prospects in healthcare, technology and consumer discretionary sectors. On the positive side, we’ve been happy with our stock selection within these sectors. Specifically, our valuation and fundamental analysis of companies has served the funds well. As an example of our stock selection during the recent period, consider that the Russell 2000 Growth Index was up 5.9 percent during the year ending September 30, 2006. Within that index the Russell 2000 Growth Healthcare sector was down 0.4 percent. Healthcare was the largest sector of the TrendStar Small Cap Fund during the course of the year, and even though it was a very weak sector of the market, and we were heavily exposed to it, our healthcare sector holdings were up 10.2 percent during the period. Negatively impacting fund performance has been our exclusion of what has turned out to have been some of the best performing sectors of the market, such as energy and materials. We feel that our strategic decision of not following the crowd, and underweighting energy and materials, is akin to having underweighted the internet and technology sectors in the late 1990s, and ultimately the right thing to do from a risk standpoint.

During the fiscal year through September 30, 2006, TrendStar Small Cap increased 4.1 percent versus 3.8 percent for the Lipper Small Growth Index (see accompanying tables and graphs). The top three contributors to performance were Aztar, ICU Medical, and Watson Wyatt Worldwide. Several buyouts helped contribute during the year including Serologicals, Laserscope, Intermagnetics and Sourcecorp. The bottom three contributors to performance were Mercury Computer, Merge Technologies and WCI Communities.

TrendStar American Endeavor was up 3.2 percent during the fiscal year, versus 3.5 percent for the Lipper Large Growth Index (see accompanying tables and graphs). The top three contributors were Goldman Sachs, Merck and MKS Instruments, while the bottom three contributors were Sigmatel, Dell and Boston Scientific.

We continue to view the overall market valuation as attractive and are looking forward to enhancing the performance of the funds during the next fiscal year. On behalf of the employees of TrendStar Advisors we thank each of you for the confidence and trust you have placed in us to guide your funds.

Thomas W. Laming	James McBride
President & Portfolio Manager	Treasurer & Portfolio Manager

The Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling 1-888-747-4872. Please read it carefully before investing.

The opinions expressed are those of TrendStar Advisors, LLC and are current only through September 30, 2006. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Funds are distributed by Unified Financial Securities, Inc., Member NASD

_________________________

i Federal Reserve.

ii Federal Reserve.

iii Bloomberg, LLP.

iv Fourth quarter 1999 and third quarter 2006 estimates for Gross Domestic Product as released by the U.S. Department of Commerce.

v Nominal (current dollar) and real per capita GDP (year 2000 dollars) for 1999 and 2005.

vi Standard & Poor’s Index Services. Trailing operating earnings for the 12 month periods ending 12-31-99 and 9-30-06.

vii Bureau of Labor Statistics. Percentage increase in the consumer price index over the 12 month periods ending December 1999 and September 2006.

viii Bureau of Labor Statistics. Unemployment rates reported for January 2000 and October 2006.

ix Executive Office of the President of the United States, Budget of the United States Government-Fiscal Year 2007. Also, U.S. Treasury Department Office of Public Affairs, Preliminary Statement of Budget Results for Fiscal Year 2006, October 11, 2006. http://www.gpoaccess.gov/usbudget/browse.html

x New York Mercantile Exchange (NYMEX).

xi U.S. regular conventional retail gasoline prices per gallon. U.S. Department of Energy, Energy Information Administration, www.eia.doe.gov.

xii Bloomberg, LLP

xiii NYMEX and Energy Information Administration. Price based on the earliest futures delivery date at the Henry Hub in Louisiana.

xiv U.S. Department of Energy, Energy Information Administration, www.eia.doe.gov, posted January 18, 2006.

xv U.S. Department of Energy, Energy Information Administration and BP Statistical Review of World Energy, June 2006.

xvi  In this use of the “Fed Model.” fair value is calculated as the inverse of the yield on the 10-year government bond times trailing 12 month S&P 500 operating earnings.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Funds may be lower or higher than the performance quoted. The Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-888-747-4872 or visiting www.trendstarfunds.com.

* Annualized.
** Return figures reflect any change in price per share and assume the reinvestment of all distributions.

*** The Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The Russell 2000 Index, Russell 2000 Growth Index, S&P 500 Index and S&P 500/Citigroup Growth Index (previously S&P 500 Barra Growth Index) are widely recognized unmanaged indices representative of broader markets and ranges of securities than is found in the Funds’ portfolios. Individuals cannot invest directly in the Indices; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

**** The Lipper classification averages represent a simple average of all funds within a given Lipper classification.

Funds are distributed by Unified Financial Securities, Inc.

The chart above assumes an initial investment of $10,000 made on October 31, 2003 (commencement of Fund operations) and held through September 30, 2006. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The chart above assumes an initial investment of $10,000 made on October 31, 2003 (commencement of Fund operations) and held through September 30, 2006. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

FUND HOLDINGS – (Unaudited)

1As a percent of net assets.

The Fund normally invests at least 80% of its assets in common stocks of small U.S. companies with capitalizations that fall within or below the market capitalization ranges of companies included in the S&P Small Cap 600 Index or the Russell 2000 Index within the previous three years of purchase. As of September 30, 2006, the S&P Small Cap 600 Index included companies with market capitalizations ranging from $46 million to $3,057 million, and the Russell 2000 Index included companies with market capitalizations ranging from $40 million to $2,495 million.

1As a percent of net assets.

2U.S. companies generating less than 33 1/3% of sales outside the United States.

The Fund normally invests at least 80% of its assets in common stocks of domestic companies that generate at least one-third of their annual sales or net income from operations conducted outside the United States.

Availability of Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available at the SEC’s website at www.sec.gov. The Funds’ Form N-Qs may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Funds’ Expenses – (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (i) redemption fees on short-term redemptions and (ii) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2006 through September 30, 2006.

TrendStar Small-Cap Fund	Beginning Account Value April 1, 2006	Ending Account Value September 30, 2006	Expenses Paid During Period* April 1, 2006 - September 30, 2006
Actual	$1,000.00	$903.63	$6.46
Hypothetical **	$1,000.00	$1,018.28	$6.85

* Expenses are equal to the Fund’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

** Assumes a 5% annual return before expenses.

TrendStar American Endeavor Fund	Beginning Account Value April 1, 2006	Ending Account Value September 30, 2006	Expenses Paid During Period* April 1, 2006 - September 30, 2006
Actual	$1,000.00	$991.02	$6.99
Hypothetical **	$1,000.00	$1,018.05	$7.08

* Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

** Assumes a 5% annual return before expenses.

Actual Expenses

The first line of the table above provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table above provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the redemption fee imposed on short-term redemptions. The second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. If incurred, the short-term redemption fee imposed by the Funds would increase your expenses.

TrendStar Funds
TrendStar Small-Cap Fund
Schedule of Investments
September 30, 2006

Common Stocks - 98.91%	Shares	Value

Aerospace & Defense - 2.15%
Mercury Computer Systems, Inc. (a)	427,446	$ 5,065,235

Airlines - 1.55%
JetBlue Airways Corp. (a)	394,083	3,653,149

Automobiles - 1.61%
Monaco Coach Corp.	340,624	3,794,551

Capital Markets - 5.20%
Cohen & Steers, Inc.	14,800	478,928
Investors Financial Services Corp.	114,700	4,941,276
Waddell & Reed Financial, Inc.	191,400	4,737,150
W.P. Stewart & Co, Ltd.	166,950	2,080,197
		12,237,551

Commercial Banks - 6.24%
BankAtlantic Bancorp, Inc.	324,150	4,609,413
Boston Private Financial Holdings Corp.	175,873	4,903,339
Wilmington Trust Corp.	115,675	5,153,321
		14,666,073

Commercial Services & Supplies - 4.64%
CRA International, Inc. (a)	64,724	3,084,746
Gevity HR, Inc.	226,709	5,164,431
Watson Wyatt Worldwide, Inc. - Class A (a)	65,050	2,661,846
		10,911,023

Communications Equipment - 2.46%
Black Box Corp.	148,706	5,787,638

Electronic Equipment & Instruments - 4.79%
Benchmark Electronics, Inc. (a)	256,387	6,891,683
Plexus Corp. (a)	227,525	4,368,480
		11,260,163

Food & Staples Retailing - 1.79%
Performance Food Group Co. (a)	150,217	4,219,596

*See accompanying notes which are an integral part of these financial statements

TrendStar Funds
TrendStar Small-Cap Fund
Schedule of Investments - continued
September 30, 2006

Common Stocks - 98.91% - continued	Shares	Value

Health Care Equipment & Supplies - 18.42%
Affymetrix, Inc. (a)	129,800	$ 2,798,488
American Medical Systems Holdings, Inc. (a)	210,100	3,872,143
Analogic Corp.	91,629	4,702,400
Bio-Reference Laboratories, Inc. (a)	104,388	2,343,511
Biosite Diagnostics, Inc. (a)	144,961	6,701,547
ICU Medical, Inc. (a)	172,485	7,844,618
Molecular Devices Corp. (a)	194,568	3,597,562
PolyMedica Corp.	201,276	8,616,626
Zoll Medical Corp. (a)	79,751	2,862,263
		43,339,158

Health Care Providers & Services - 7.41%
Amerigroup Corp. (a)	199,650	5,899,658
AmSurg Corp. (a)	285,984	6,366,004
Centene Corp. (a)	314,700	5,173,668
		17,439,330

Hotels, Restaurants & Leisure - 4.89%
CBRL Group	176,757	7,146,286
Steiner Leisure LTD. (a)	103,649	4,358,440
		11,504,726

Household Durables - 4.64%
Ethan Allen Interiors, Inc.	171,850	5,956,321
WCI Communities, Inc. (a)	284,675	4,964,732
		10,921,053

IT Services - 4.51%
The BISYS Group, Inc. (a)	346,250	3,760,275
CACI International, Inc. (a)	124,500	6,848,745
		10,609,020

Lasers - Systems - Components - 0.22%
II-VI, Inc. (a)	20,600	513,352

Media - 1.67%
Arbitron, Inc.	106,075	3,925,836

Mining & Quarrying of Nonmetallic Minerals - 0.75%
USEC, Inc. (a)	183,800	1,771,832

Pharmaceutical - 2.10%
Bradley Pharmaceutical Industries, Inc. (a)	310,649	4,945,532

*See accompanying notes which are an integral part of these financial statements

TrendStar Funds
TrendStar Small-Cap Fund
Schedule of Investments - continued
September 30, 2006

Common Stocks - 98.91% - continued	Shares	Value

Semiconductors - 9.46%
Cree, Inc. (a)	319,850	$ 6,432,183
DSP Group, Inc. (a)	188,333	4,303,409
IXYS Corp. (a)	429,610	3,604,428
Omnivision Technologies, Inc. (a)	243,552	3,475,487
Supertex, Inc. (a)	114,100	4,435,067
		22,250,574

Semiconductor Equipment - 7.75%
Cabot Microelectronics Corp. (a)	224,609	6,473,231
Photronics, Inc. (a)	319,504	4,514,592
Varian Semiconductor Equipment Associates, Inc. (a)	197,025	7,230,817
		18,218,640

Services - Computer Integrated Systems Design - 1.32%
Merge Technologies, Inc. (a)	450,091	3,096,626

Software - 0.98%
Advent Software, Inc. (a)	63,423	2,296,547

Specialty Retail - 2.79%
Barnes & Noble, Inc.	173,050	6,565,517

Transportation - 1.57%
Forward Air Corp.	111,198	3,679,542

TOTAL COMMON STOCKS (Cost $238,102,782)		232,672,264

Cash Equivalents - 0.11%
Fidelity Institutional Money Market, 5.190% (b)	261,505	261,505

TOTAL CASH EQUIVALENTS (Cost $261,505)		261,505

TOTAL INVESTMENTS (Cost $238,364,287) - 99.02%		$ 232,933,769

Other assets less liabilities - 0.98%		2,308,847

TOTAL NET ASSETS - 100.00%		$ 235,242,616

(a) Non-income producing.
(b) Variable rate security; the money market rate shown represents the rate at September 30, 2006.

*See accompanying notes which are an integral part of these financial statements

TrendStar Funds
TrendStar American Endeavor Fund
Schedule of Investments
September 30, 2006

Common Stocks - 97.40%	Shares	Value

Auto Components - 3.58%
Johnson Controls, Inc.	8,900	$ 638,486
Lear Corp.	4,500	93,150
Gentex Corp.	16,700	237,307
		968,943

Beverages - 3.85%
The Coca-Cola Co.	7,700	344,036
PepsiCo, Inc.	10,700	698,282
		1,042,318

Capital Markets - 5.26%
Goldman Sachs Group, Inc.	5,400	913,518
Morgan Stanley	7,000	510,370
		1,423,888

Chemicals - 3.52%
Sigma Aldrich Corp.	12,600	953,442

Communications Equipment - 4.32%
Black Box Corp.	9,825	382,389
Cisco Systems, Inc. (a)	34,300	788,900
		1,171,289

Computers & Peripherals - 1.50%
Dell, Inc. (a)	17,800	406,552

Consumer Electronics - 1.88%
Harman International Industries, Inc.	6,100	508,984

Electronic Equipment & Instruments - 2.86%
Jabil Circuit, Inc.	27,100	774,247

Food Products - 4.00%
Sara Lee Corp.	23,000	369,610
Wrigley, William Jr. Co.	12,600	580,356
Wrigley, William Jr. Co. - Class B (a)	2,900	133,400
		1,083,366

Health Care Equipment & Supplies - 7.20%
Beckman Coulter, Inc.	9,500	546,820
Boston Scientific Corp. (a)	25,100	371,229
C.R. Bard, Inc.	12,700	952,500
Zimmer Holdings, Inc. (a)	1,200	81,000
		1,951,549

Hotels, Restaurants & Leisure - 7.50%
Carnival Corp.	8,100	380,943
McDonald's Corp.	24,500	958,440
Yum! Brands, Inc.	13,300	692,265
		2,031,648

*See accompanying notes which are an integral part of these financial statements.

TrendStar Funds
TrendStar American Endeavor Fund
Schedule of Investments - continued
September 30, 2006

Common Stocks - 97.40% - continued	Shares	Value

Household Products - 5.69%
Colgate-Palmolive Co.	12,200	$ 757,620
Kimberly-Clark Corp.	12,000	784,320
		1,541,940

Insurance - 6.29%
AFLAC, Inc.	19,600	896,896
American International Group, Inc.	12,200	808,372
		1,705,268

Personal Products - 3.41%
Proctor & Gamble Co.	14,917	924,556

Pharmaceuticals - 9.76%
Johnson & Johnson	13,500	876,690
Pfizer, Inc.	8,100	229,716
Schering-Plough Corp.	37,400	826,166
Wyeth	14,000	711,760
		2,644,332

Semiconductors - 8.12%
Altera Corp. (a)	37,600	691,088
Intel Corp.	26,200	538,934
Intersil Holding Corp. - Class A	33,600	824,880
Sigmatel, Inc. (a)	30,800	144,144
		2,199,046

Semiconductor Equipment - 5.23%
Applied Materials, Inc.	44,600	790,758
Novellus Systems, Inc. (a)	22,600	625,116
		1,415,874

Services - Computer Integrated Design - 1.70%
Yahoo! Inc. (a)	18,200	460,096

Software - 4.41%
Microsoft Corp.	31,700	866,361
Symantec Corp. (a)	15,396	327,627
		1,193,988

Specialty Retail - 5.86%
Tiffany & Co.	20,800	690,560
Weight Watchers International, Inc.	20,200	895,668
		1,586,228

Textiles, Apparel & Luxury Goods - 0.24%
Hanesbrands, Inc. (a)	2,875	64,716

Transportation - 1.22%
Expeditors International of Washington, Inc.	7,400	329,892

TOTAL COMMON STOCKS (Cost $24,778,827)		26,382,162

*See accompanying notes which are an integral part of these financial statements.

TrendStar Funds
TrendStar American Endeavor Fund
Schedule of Investments - continued
September 30, 2006

	Shares	Value
Cash Equivalents - 3.33%
Fidelity Institutional Money Market, 5.190% (b)	901,550	$ 901,550

TOTAL CASH EQUIVALENTS (Cost $901,550)		901,550

TOTAL INVESTMENTS (Cost $25,680,377) - 100.73%		$ 27,283,712

Liabilities in excess of other assets - (0.73)%		(196,953)

TOTAL NET ASSETS - 100.00%		$ 27,086,759

(a) Non-income producing.
(b) Variable rate security; the money market rate shown represents the rate at September 30, 2006.

*See accompanying notes which are an integral part of these financial statements.

TrendStar Funds
Statements of Assets and Liabilities
September 30, 2006

	TrendStar	TrendStar
	Small-Cap	American Endeavor
	Fund	Fund
Assets:
Investments in securities:
At cost	$ 238,364,287	$ 25,680,377
At value	$ 232,933,769	$ 27,283,712

Receivable for investments sold	2,523,644	-
Receivable for fund shares sold	489,263	92,500
Dividends receivable	45,351	16,518
Interest receivable	3,130	4,809
Total assets	235,995,157	27,397,539

Liabilities:
Payable for investments purchased	186,602	254,182
Payable for fund shares redeemed	304,827	26,937
Payable to Advisor	126,347	14,378
Payable to Administrator	134,765	15,283
Total liabilities	752,541	310,780

Net Assets:	$ 235,242,616	$ 27,086,759

Net Assets consist of:
Paid in capital	$ 219,890,892	$ 25,565,028
Accumulated undistributed net investment income	10,215	1,206
Accumulated undistributed net realized gain (loss) on investments	20,772,027	(82,810)
Net unrealized appreciation (depreciation) on investments	(5,430,518)	1,603,335

	$ 235,242,616	$ 27,086,759

Shares outstanding (unlimited number of shares authorized)	19,304,366	2,454,102

Net asset value, offering and redemption
price per share	$ 12.19	$ 11.04

*See accompanying notes which are an integral part of these financial statements.

TrendStar Funds
Statements of Operations
For the Year Ended September 30, 2006

	TrendStar	TrendStar
	Small-Cap	American Endeavor
	Fund	Fund

Investment Income:
Dividend income	$ 1,317,026	$ 323,683
Interest income	145,525	24,783
Total Income	1,462,551	348,466

Expenses:
Investment Advisor fee (a)	1,569,621	182,316
Administration expenses (a)	1,714,315	182,293
CCO Expense	22,186	2,448
Registration expenses	13,722	10,297
Insurance expenses	6,893	1,384
Total Expenses	3,326,737	378,738
Reimbursed expenses (a)	-	(14,167)
Total operating expenses	3,326,737	364,571
Net Investment (Loss)	(1,864,186)	(16,105)

Realized & Unrealized Gain
Net realized gain on investment securities	25,342,083	23,175
Change in unrealized appreciation (depreciation)
on investment securities	(16,828,219)	824,253
Net realized and unrealized gain on investment securities	8,513,864	847,428
Net increase in net assets resulting from operations	$ 6,649,678	$ 831,323

(a) See Note 3 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

TrendStar Funds
Statements of Changes In Net Assets

	TrendStar Small-Cap Fund

	For the	For the
	Year ended	Year ended
	September 30, 2006	September 30, 2005
Increase (Decrease) in Net Assets:
Operations:
Net investment (loss)	$ (1,864,186)	$ (1,164,801)
Net realized gain on investment securities	25,342,083	2,987,854
Change in unrealized appreciation (depreciation)
on investment securities	(16,828,219)	12,701,933
Net increase in net assets resulting from operations	6,649,678	14,524,986
Distributions:
From net realized gain	(4,501,223)	(1,374,452)
Total distributions	(4,501,223)	(1,374,452)
Capital Share Transactions:
Proceeds from shares sold	121,252,905	132,571,279
Reinvestment of distributions	4,448,557	1,369,170
Amount paid for Fund shares repurchased	(85,805,633)	(26,491,510)
Net increase in net assets resulting
from capital share transactions	39,895,829	107,448,939
Total Increase in Net Assets	42,044,284	120,599,473

Net Assets
Beginning of year	193,198,332	72,598,859

End of year	$ 235,242,616	$ 193,198,332

Accumulated undistributed net investment income
included in net assets at end of period	$ 10,215	$ -

Capital Share Transactions
Shares sold	9,639,671	11,423,801
Shares issued in reinvestment of distributions	363,741	116,724
Shares repurchased	(6,875,859)	(2,292,572)

Net increase from capital share transactions	3,127,553	9,247,953

*See accompanying notes which are an integral part of these financial statements.

TrendStar Funds
Statements of Changes In Net Assets

	TrendStar American Endeavor Fund

	For the	For the
	Year ended	Year ended
	September 30, 2006	September 30, 2005
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$ (16,105)	$ 32,996
Net realized gain on investment securities	23,175	463,950
Change in unrealized appreciation
on investment securities	824,253	2,139,924
Net increase in net assets resulting from operations	831,323	2,636,870
Distributions:
From net investment income	(21,051)	(11,367)
From net realized gain	(502,503)	(50,699)
Total distributions	(523,554)	(62,066)
Capital Share Transactions:
Proceeds from shares sold	6,975,553	6,304,006
Reinvestment of distributions	523,490	62,044
Amount paid for Fund shares repurchased	(6,920,245)	(5,923,862)
Net increase in net assets resulting
from capital share transactions	578,798	442,188
Total Increase in Net Assets	886,567	3,016,992

Net Assets
Beginning of year	26,200,192	23,183,200

End of year	$ 27,086,759	$ 26,200,192

Accumulated undistributed net
investment income included
in net assets at end of period	$ 1,206	$ 21,628

Capital Share Transactions
Shares sold	642,701	601,204
Shares issued in reinvestment of distributions	47,851	5,831
Shares repurchased	(634,817)	(563,884)

Net increase from capital share transactions	55,735	43,151

*See accompanying notes which are an integral part of these financial statements.

TrendStar Funds
Financial Highlights
For a Fund share outstanding during each period

	TrendStar Small-Cap Fund

	For the	For the	For the
	Year ended	Year ended	period ended
	September	September	September
	30/2006	30/2005	30/2004	(a)

Selected Per Share Data:
Net asset value, beginning of period	$ 11.94	$ 10.48	$ 10.00
Income from investment operations
Net investment (loss)	(0.10)	(0.07)	(0.05)
Net realized and unrealized gain	0.59	1.68	0.53
Total from investment operations	0.49	1.61	0.48
Less Distributions to Shareholders:
From net realized gain	(0.24)	(0.15)	-
Total distributions to shareholders	(0.24)	(0.15)	-

Net asset value, end of period	$ 12.19	$ 11.94	$ 10.48

Total Return (b)	4.08%	15.37%	4.80%	(c)

Ratios and Supplemental Data
Net assets, end of period	$ 235,242,616	$ 193,198,332	$ 72,598,859
Ratio of expenses to average net assets	1.36%	1.39%	1.40%	(d)
Ratio of expenses to average net assets
before waiver & reimbursement	1.36%	1.39%	1.44%	(d)
Ratio of net investment (loss) to
average net assets	(0.76)%	(0.90)%	(0.81)%	(d)
Ratio of net investment (loss) to
average net assets before waiver & reimbursement	(0.76)%	(0.90)%	(0.85)%	(d)
Portfolio turnover rate	37.21%	11.92%	14.29%
(a) October 31, 2003 (Commencement of Operations) through September 30, 2004.

(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(c) Not annualized.
(d) Annualized.

*See accompanying notes which are an integral part of these financial statements.

TrendStar Funds
Financial Highlights
For a Fund share outstanding during each period

	TrendStar American Endeavor Fund

	For the	For the	For the
	Year ended	Year ended	period ended
	September	September	September
	30/2006	30/2005	30/2004	(a)

Selected Per Share Data:
Net asset value, beginning of period	$ 10.92	$ 9.84	$ 10.00
Income from investment operations
Net investment income (loss)	(0.01)	0.01	(0.03)
Net realized and unrealized gain (loss)	0.35	1.10	(0.13)
Total from investment operations	0.34	1.11	(0.16)
Less Distributions to Shareholders:
From net investment income	(0.01)	(0.01)	-
From net realized gain	(0.21)	(0.02)	-
Total distributions to shareholders	(0.22)	(0.03)	-

Net asset value, end of period	$ 11.04	$ 10.92	$ 9.84

Total Return (b)	3.15%	11.26%	-1.60%	(c)

Ratios and Supplemental Data
Net assets, end of period	$ 27,086,759	$ 26,200,192	$ 23,183,200
Ratio of expenses to average net assets	1.40%	1.40%	1.40%	(d)
Ratio of expenses to average net assets
before waiver & reimbursement	1.46%	1.54%	1.41%	(d)
Ratio of net investment income (loss) to
average net assets	(0.06)%	0.13%	(0.40)%	(d)
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement	(0.12)%	(0.01)%	(0.41)%	(d)
Portfolio turnover rate	13.44%	11.68%	10.60%

(a) October 31, 2003 (Commencement of Operations) through September 30, 2004.

(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(c) Not annualized.

(d) Annualized.

*See accompanying notes which are an integral part of these financial statements.

TrendStar Funds

Notes to the Financial Statements

September 30, 2006

NOTE 1.	ORGANIZATION

TrendStar Investment Trust is a statutory business trust organized under Delaware law on July 23, 2003 and is operating as an open-end management investment company of the series type. The Trust was originally organized as the Sirius Investment Trust, but changed its name to TrendStar Investment Trust on or about October 2, 2003. Prior to October 31, 2003, the Trust did not engage in operations other than to attend to organizational matters, which included the sale of 5,000 shares of each series offered by the Trust, and the registration of its shares. The Trust's Agreement and Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of series (“Funds”), each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Trust offers two series of shares; TrendStar Small-Cap Fund (“Small-Cap Fund”) and the TrendStar American Endeavor Fund (“American Endeavor Fund”). Each Fund is a diversified Fund. Each Fund commenced investment operations on October 31, 2003. The investment objective of each Fund is to achieve long-term growth of capital with income as a secondary consideration.

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements.

Securities Valuations - Equity securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust (the “Board”).

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The ability of issuers of debt securities held by the company to meet their obligations may be affected by economic and political developments in a specific country or region.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

TrendStar Funds

Notes to the Financial Statements

September 30, 2006 - continued

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES - continued

Federal Income Taxes- There is no provision for federal income tax. Each Fund intends to continue to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized capital gains. If the required amount of net investment income is not distributed, the Funds could incur a tax expense.

Accounting for Uncertainty in Income Taxes- In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Funds is currently evaluating the impact that FASB Interpretation No. 48 will have on the Funds’ financial statements.

Security Transactions and Related Income- Each Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method.

Dividends and Distributions- The Small-Cap Fund and American Endeavor Fund intend to distribute substantially all of their net investment income as dividends to their shareholders on at least an annual basis. Each Fund intends to distribute its net realized long term capital gains and its net realized short term capital gains at least once a year. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended September 30, 2006, net investment loss of $1,864,186 and $16,105 for the Small-Cap Fund and American Endeavor Fund, respectively, was reclassified to accumulated undistributed net realized gain.

NOTE 3.	FEES AND OTHER TRANSACTIONS WITH AFFILIATES

TrendStar Advisors, LLC (the “Advisor”) manages the investment portfolio and the general business affairs of each Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). Certain officers and Trustees of the Funds are also officers and Trustees of the Advisor. Under the terms of the Advisory Agreement, the Advisor manages the investment operations of each Fund in accordance with the Fund's investment policies and restrictions. The Advisor furnishes an investment program for each Fund; determines what investments should be purchased, sold, and held; and makes changes on behalf of the Trust in the investments of each Fund. At all times the Advisor's actions on behalf of the Funds are subject to the overall supervision and review of the Board. The Funds are obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.70% of the first $100 million in average daily net assets of each Fund and 0.60% on average daily net assets over $100 million. For the year ended September 30, 2006, the Advisor earned a fee of $1,569,621 and $182,316 from the Small-Cap Fund and the American Endeavor Fund, respectively. At September 30, 2006, the Small-Cap Fund and the American Endeavor Fund owed the Advisor $126,347 and $14,378, respectively for its advisory services.

TrendStar Funds

Notes to the Financial Statements

September 30, 2006 - continued

NOTE 3.	FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

The Advisor has voluntarily agreed to waive all or a portion of its fees and/or reimburse expenses of each Fund, but only to the extent necessary to maintain total operating expenses (excluding brokerage costs, borrowing costs, taxes and extraordinary expenses) at 1.40% of average daily net assets. For the year ended September 30, 2006 the Advisor waived fees in the amount of $14,167 for the American Endeavor Fund. The Advisor may terminate this voluntary agreement at any time. The Advisor has entered into an agreement with the Trust that allows the Advisor to recover operational expenses waived and/or reimbursed for a period of three years after the waiver/reimbursement, but only to the extent that such recovery can be made without exceeding a Fund’s expense cap of 1.40%.

The waived fees related to operating expenses subject to recovery, at September 30, 2006 were as follows:

The Advisor also serves as the Funds’ administrator (“TrendStar”) and retains Unified Fund Services, Inc., (“Unified”) to provide certain transfer agent, fund accounting and administration services to the Funds. Unified, subject to the supervision of the Board of Trustees, provides transfer agency services pursuant to an agreement with the Trust and TrendStar. In providing transfer agent services, Unified maintains the records of each shareholder’s account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

Unified also performs certain administrative tasks for the Funds pursuant to a written agreement with the Trust and TrendStar. Unified also supervises all aspects of the operations of the Funds except those reserved by the Funds’ investment advisor under its advisory agreement and the Funds’ administrator under its administration agreement with the Trust. As fund accountant, Unified is responsible for calculating each Fund's net asset value, and preparing and maintaining the books and accounts specified in Rule 31a-1 and 31a-2 of the Investment Trust Act of 1940. As fund administrator, Unified, prepares financial statements contained in the reports to shareholders of the Fund, prepares reports and filings with the Securities and Exchange Commission (the “SEC”), prepares filings with state authorities, and maintains the Funds’ financial accounts and records.

For its services rendered as administrator, the Trust pays TrendStar an annual fee, paid monthly, based on the average net assets of each Fund of 0.70% on assets under $300 million, 0.65% on assets from $300 million to $500 million and 0.60% on assets greater than $500 million, as determined by valuations made as of the close of each business day of the month. Each Fund bears its pro rata share of such expenses, which for the year ended September 30, 2006, amounted to $1,714,315 and $182,293 for the Small-Cap Fund and American Endeavor Fund, respectively.

Each Fund retains Unified Financial Securities, Inc., (the “Distributor”) a wholly owned subsidiary of Unified Financial Services, Inc., to act as the principal distributor of its shares. There were no payments made to the Distributor by the Funds for the year ended September 30, 2006.

TrendStar Funds

Notes to the Financial Statements

September 30, 2006 - continued

NOTE 4.	INVESTMENT TRANSACTIONS

For the year ended September 30, 2006, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

As of September 30, 2006, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

At September 30, 2006, the aggregate cost of securities for federal income tax purposes was $238,413,280 and $25,825,757 for the Small-Cap Fund and the American Endeavor Fund, respectively.

NOTE 5.	ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 6.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of September 30, 2006, Charles Schwab & Co., Inc. held 70.35% and 90.57% of the Small-Cap Fund and the American Endeavor Fund, respectively, in an omnibus account for the benefit of its customers. As of September 30, 2006, an officer of the Trust held 2.67% of the American Endeavor Fund.

TrendStar Funds

Notes to the Financial Statements

September 30, 2006 - continued

NOTE 7.	DISTRIBUTIONS TO SHAREHOLDERS

Small-Cap Fund. The Small-Cap Fund paid long-term and short-term capital gain dividends totaling $0.238513 per share on December 27, 2005 to shareholders of record on December 28, 2005.

The tax characterization of distributions for the fiscal years ended September 30, 2006 and 2005 were as follows:

American Endeavor Fund. The American Endeavor Fund paid an ordinary income dividend of $0.008915 per share and short term and long term capital gain dividends totaling $0.212807 per share on December 28, 2005 to shareholders of record on December 27, 2005.

The tax characterization of distributions for the fiscal years ended September 30, 2006 and 2005 were as follows:

As of September 30, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

As of September 30, 2006, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales in the amount of $48,993 for the Small-Cap Fund and post-October losses in the amount of $145,380 for the American Endeavor Fund.

Audit Opinion

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and

Board of Trustees of

TrendStar Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Trendstar Investment Trust, comprising TrendStar Small-Cap Fund and TrendStar American Endeavor Fund, as of September 30, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years then ended, and the financial highlights for each of the three periods then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2006 by correspondence with the Funds’ custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the series constituting the TrendStar Investment Trust as of September 30, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years then ended, and the financial highlights for each of the three periods then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

(f.k.a. Cohen McCurdy, Ltd.)

Westlake, Ohio

November 10, 2006

BOARD OF TRUSTEES (Unaudited)

The Trust’s operations are overseen by a Board of Trustees. The table below sets forth information concerning each of the Trust’s current Trustees.

Interested Trustees
Name, Address & Date of Birth	Position(s) Held with the Trust	Term of Office & Length of Time Served	Principal Occupation(s) During Past 5 Years	Funds Overseen by Trustee	Other Trustee/ Directorships Held by Trustee
Thomas W. Laming* 7300 College Blvd., Suite 308 Overland Park, KS 66210 (Age – 48)	Interested Trustee, President	Indefinite. Since September, 2003

President and Chief Investment Officer of TrendStar Advisors, LLC, Overland Park, KS, since August, 2003. Previously Senior Vice President and Portfolio Manager, Kornitzer Capital Management, Inc., in Shawnee Mission, Kansas, an investment advisory firm, from January 1993 to August 2003. Previously a Senior Engineer at Martin Marietta in Denver, Staff Engineer with TRW at the Johnson Space Center in Houston and at TRW’s Space Park Facility in Redondo Beach, and technology analyst with Waddell & Reed in Overland Park, Kansas. Senior Member of the American Institute of Aeronautics and Astronautics. M.B.A. from Indiana University, M.S. in Aeronautics and Astronautics from the Massachusetts Institute of Technology and a B.S., with highest distinction, in Physics from the University of Kansas.

				2	University of Kansas, College of Liberal Arts & Sciences Advisory Board Indiana University Reese Fund Board of Advisors PPM Services, Inc.
James R. McBride* 7300 College Blvd., Suite 308 Overland Park, KS 66210 (Age – 45)	Interested Trustee, Treasurer	Indefinite. Since September, 2003	Vice President & Co-Portfolio Manager, TrendStar Advisors, LLC, since August, 2003. Previously Vice President and Research Analyst, Kornitzer Capital Management, Inc., from 2000 to 2003. Program Manager, Senior Analyst and various other management positions, Hewlett Packard, from 1989 to 2000. M.B.A in finance from Indiana University, B.S., with honors, in Mechanical Engineering, from Wichita State University	2	None

Disinterested (Independent) Trustees
Name, Address & Date of Birth	Position(s) Held with the Trust	Term of Office & Length of Time Served	Principal Occupation(s) During Past 5 Years	Funds Overseen by Trustee	Other Trustee/ Directorships Held by Trustee
Robert C. Klemkosky 7300 College Blvd., Suite 308 Overland Park, KS 66210 (Age - 66)	Independent Trustee	Indefinite. Since September, 2003

Robert C. Klemkosky is the Fred T. Greene Professor Emeritus of Finance at Indiana University Kelley School of Business. Joined faculty in 1976 and named to Professorship in 1982. Chairperson of the Finance Department from 1986-1992 and 2000-2003. He is currently the founding dean of Graduate School of Business at Sungkyunkwan University in Seoul, Korea. Professional experience includes corporate treasurer’s department of Dow Chemical and credit analyst in corporate lending for National Bank of Detroit. Dr. Klemkosky has taught internationally in numerous countries including France and Russia. Has published over thirty articles in leading finance journals, including Journal of Finance of which he was the Associate Editor, Journal of Financial and Quantitative Analysis, and Journal of Business. Received the Teaching Excellence Award from the Doctoral Association in 1977. A native of Michigan, Dr. Klemkosky holds a B.A. and Ph. D. from Michigan State University and an M.B.A. from the University of Michigan.

				2	None
Kim A. Wilcox 7300 College Blvd., Suite 308 Overland Park, KS 66210 (Age - 52)	Independent Trustee	Indefinite. Since August, 2005

Provost and Vice President for Academic Affairs, Michigan State University, since August, 2005.  Member of the faculty of the University of Kansas for over 15 years, including Chair of the Department of Speech-Language-Hearing: Sciences and Disorders, Dean of the College of Liberal Arts and Sciences, and Vice Provost for General Education Coordination.  Also served as Interim Director of Academic Affairs and President and CEO of the Kansas Board of Regents.  The recipient of grants from the National Science Foundation and the U.S. Department of Education, he has published over thirty articles related to speech development and disorders.  Has served as a member of the Midwest Higher Education Commission, the Boards of Directors for Kansas Inc. and the Distributed Learning Workshop.  He holds a B.A. from Michigan State University and an M.S. and Ph.D. from Purdue University.

				2	Michigan State University Foundation Committee on Institutional Cooperation Spectrum Health – Michigan State University Alliance Corporation
P. Bradley Adams 7300 College Blvd., Suite 308 Overland Park, KS 66210 (Age - 46)	Independent Trustee, Chairman	Indefinite. Since September, 2003	Director of Financial Operations with Tortoise Capital Advisors, LLC. Vice President of Finance and Operations, Chief Operating Officer and Director, Jones & Babson, Inc., Kansas City, MO, an investment company service provider, from 1984 to 2003. B.S. in Finance from University of Wyoming in 1983. M.B.A. from Rockhurst College, Kansas City, MO in 1987.	2	None

*Messrs. Laming and McBride are considered “Interested” Trustees of the Trust because of their affiliation with the Trust’s investment Advisor, TrendStar Advisors, LLC.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available, without charge, upon request. You may call toll-free (888) 747-4872 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30 are available without charge, upon request: (1) by calling the Fund at (888) 747-4872; and (2) on the Commission’s website at www.sec.gov.

BOARD RENEWAL OF INVESTMENT ADVISORY AGREEMENT

On August 8, 2006, the Trust's Board of Trustees renewed for an additional one-year period the investment advisory agreement between the Trust and TrendStar Advisors, LLC on behalf of each series of the Trust (the “IA Agreement”), which was due to expire on September 30, 2006. The Board considered, among others, the following five elements with respect to the IA Agreement: (1) the nature, extent, and quality of the services provided by the investment adviser; (2) the investment performance of the funds and the investment adviser; (3) the costs of the services to be provided and profits realized by the investment adviser from the relationship with the funds; (4) the extent to which economies of scale would be realized as the funds grow; and (5) whether fee levels reflect these economies of scale for the benefit of Fund investors.

The Board requested and received a variety of documents, policies, procedures and financial data to assist them in their deliberations. The materials were prepared by the Adviser or by Unified Fund Services, Inc. and were provided to the Trustees in advance of the meeting.

The Board then discussed the nature, extent and quality of the Adviser’s services to the Fund. In particular, the Board noted with approval the Adviser’s commitment to maintaining certain targeted expense ratios for the Funds, its efforts in providing comprehensive and consistent investment management to the Funds, and its efforts to maintain ongoing regulatory compliance for the Funds. The Board noted for the record that it reviewed, on a quarterly basis, performance and management reports relating to the Funds, and those prior reviews were incorporated into the Board's current considerations.

The Board discussed the Adviser’s current fee structure and whether such structure would allow the Funds to realize economies of scale as they grow. The Board noted that the IA Agreement's recently amended fee structure put into place a breakpoint structure wherein IA fees would decrease as assets grew. Accordingly, a structure was now in place that would allow the Funds to realize economies of scale as assets grew. However, the Board also noted that the Adviser had been subsidizing the Funds’ operations since their inception and that the Adviser had a contractual right to recover certain of those expenses before the overall fund expense ratios would decrease.

The Board next considered the investment performance of each Fund and the Adviser’s performance. The Board generally approved of each Fund’s performance. Further, the Board noted with approval that the Advisor did not succumb to “style drift” in its management of each Fund’s assets, and that each Fund was committed to maintain its investment mandate, even if that meant underperformance during periods when that style was out of favor. The Board noted with approval the Adviser’s ongoing efforts to maintain such consistent investment discipline. The Board also noted with approval that although the Adviser’s business was not devoted exclusively to serving the Funds, the Adviser did not appear to realize any extraordinary ancillary benefits or profits deriving from its relationship with the Funds.

After full discussion and consideration, and upon motion made, seconded and unanimously approved, with the Independent Trustees separately approving, the Board renewed the IA Agreement for an additional one-year period, commencing on September 30, 2006 and running through September 30, 2007.

TRUSTEES

P. Bradley Adams, Chairman

Thomas W. Laming

James R. McBride

Robert C. Klemkosky

Kim A. Wilcox

OFFICERS

Thomas W. Laming, President

James R. McBride, Treasurer

Kyle R. Bubeck, Secretary

David D. Jones, Drake Compliance, LLC., Chief Compliance Officer

INVESTMENT ADVISOR & ADMINISTRATOR

TrendStar Advisors, LLC.

7300 College Blvd. Suite 308

Overland Park, KS 66210

DISTRIBUTOR

Unified Financial Securities, Inc.

431 N. Pennsylvania Street

Indianapolis, IN 46204

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Parkway Suite 1100

Westlake, OH 44145

LEGAL COUNSEL

David Jones & Associates, P.C.

395 Sawdust Rd. #2148

The Woodlands, TX 77380

CUSTODIAN

Huntington National Bank

41 South High St.

Columbus, OH 43215

SUB-ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Unified Fund Services, Inc.

431 N. Pennsylvania Street

Indianapolis, IN 46204

This report is intended only for the information of shareholders or those who have received the Funds prospectus which contains information about the Funds’ management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member NASD/SIPC

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)          For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)           Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)           Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)           The Board has determined that each member of the Audit Committee qualifies and has been designated by the Board as an audit committee financial expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FY 2006	$ 16,800
FY 2005	$ 16,000

(b)	Audit-Related Fees-N/A

Registrant	Adviser

FY 2006	$__________	$__________
FY 2005	$__________	$__________

Nature of the fees:

(c)	Tax Fees

Registrant

FY 2006	$ 1,680
FY 2005	$ 1,600

Nature of the fees:	preparation of the 1120 RIC

(d)	All Other Fees

Registrant	Adviser

FY 2006	$ 850	N/A
FY 2005	$ 385	N/A

Nature of the fees:	Out of pockets, consents

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:	100%
Tax Fees:	100%
All Other Fees:	100%

(f)           During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)           The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant	Adviser

FY	2006	$0	$0
FY	2005	$0	$0

(h)           The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. NOT APPLICABLE – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders. NOT APPLICABLE – registrant did not submit matters to a vote of security holders during the period

Item 11. Controls and Procedures.

(a)           Based on an evaluation of the registrant’s disclosure controls and procedures as of December 5, 2006, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)           There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not Applicable – filed with annual report

(a)(2)

Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(3)	Not Applicable – there were no written solicitations to purchase securities under Rule 23c-1 during the period

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By /s/ Thomas W. Laming
Thomas W. Laming, President

Date 12/05/2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Thomas W. Laming
Thomas W. Laming, President

Date 12/05/2006

By /s/ James R. McBride

James R. McBride, Treasurer

Date 12/05/2006